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                                                                   EXHIBIT 99(b)

            SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER


         I, M. Michael Owens, Chief Financial Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that to my knowledge:


         (1) The Company's periodic report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:      November 6, 2002                              /s/ M. Michael Owens
                                                          ----------------------
                                                          M. Michael Owens